UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
 SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 23, 2020

Reliant Bancorp, Inc.
 (Exact Name of Registrant as Specified in its Charter)

Tennessee	001-37391	37-1641316
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.

1736 Carothers Parkway, Suite 100 Brentwood, Tennessee	37027
(Address of Principal Executive Offices)	(Zip Code)

(615) 221-2020
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	RBNC	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☒ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02	Results of Operations and Financial Condition.

On July 23, 2020, Reliant Bancorp, Inc. (the “Company”), the parent company of Reliant Bank, issued a press release announcing financial results for its second quarter ended June 30, 2020. In addition, the Company posted to its website, www.reliantbank.com, a presentation that management intends to use during the Company’s July 24, 2020 earnings call and webcast (the “Presentation”). The press release and the Presentation are attached as Exhibits 99.1 and 99.2 to this Current Report on Form 8‑K (this “Report”) and are incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information furnished herein, including Exhibits 99.1 and 99.2 attached hereto, is deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or exhibits be deemed incorporated by reference into any filing or document under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing or document.

Item 7.01	Regulation FD Disclosure.

The disclosure contained in Item 2.02 of this Report is incorporated into this Item 7.01 by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1 Press Release announcing second quarter 2020 financial results issued by Reliant Bancorp, Inc., dated July 23, 2020.
99.2 Earnings Presentation, dated July 24, 2020.
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIANT BANCORP, INC.

Date: July 23, 2020
	By:	/s/ DeVan Ard, Jr.
DeVan Ard, Jr.
Chairman and CEO